GameStop Announces Second Quarter 2026 Preliminary Results

August 31, 2026

GRAPEVINE, Texas--(BUSINESS WIRE)-- GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today announced certain preliminary unaudited financial information for the second quarter ended August 1, 2026. The Company is providing this preliminary information in connection with the amendments to its convertible notes exchange announced separately today.

On a preliminary basis for the 13 weeks ended August 1, 2026 compared to the 13 weeks ended August 2, 2025:

•Net sales are expected to be in the range of $780 million to $800 million compared to $972.2 million in the prior year’s second quarter. The decrease primarily reflects the prior-year launch of Nintendo Switch 2, planned store closures, and the divestiture of the Company's France operations.

•Operating income is expected to be in the range of $150 million to $170 million, compared to $66.4 million in the prior year’s second quarter.

•Net income is expected to be in the range of $290 million to $310 million, compared to net income of $168.6 million in the prior year’s second quarter.

•Cash, cash equivalents and marketable securities are expected to be in the range of $5.050 billion to $5.070 billion, compared to $8.694 billion at the close of the prior year’s second quarter.

•During the quarter, the Company converted its previously disclosed derivative position related to eBay Inc. into a direct equity investment, resulting in a decrease in cash, cash equivalents, and marketable securities. The Company's net income for the quarter includes approximately $238 million of net gains related to its eBay Inc. derivative asset and equity investment, partially offset by a loss of approximately $75 million on digital assets and related receivables. As of August 1, 2026, the Company held approximately 43.4 million shares of eBay common stock with a fair value of approximately $4.947 billion. The Company expects to release its complete second quarter results on September 8, 2026.

Contacts
GameStop Corp. Investor Relations
(817) 424-2001
ir@gamestop.com
Source: GameStop Corp.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - SAFE HARBOR

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of terms such as "anticipates," "believes," "continues," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "pro forma," "seeks," "should," "will" or similar expressions. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: the performance of our business and our ability to generate earnings in line with our guidance; economic, social, and political conditions in the markets in which we operate; the competitive nature of the Company’s industry; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; interruptions to the Company’s supply chain or the supply chain of our suppliers; the Company’s dependence on sales during the holiday selling season and on the popularity and sale of trading cards; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the Company’s ability to anticipate, identify and react to trends in pop culture with regard to its sales of collectibles; the Company’s ability to maintain strong retail and ecommerce experiences for its customers; the Company’s ability to keep pace with changing industry technology and consumer preferences; how the Company incorporates artificial intelligence into workflows and processes, including customer-facing and operational activities, and challenges with properly managing its use; the Company’s ability to manage its profitability and cost reduction initiatives; the Company’s ability to complete its proposed acquisition of eBay Inc.; changes in senior management or the Company’s ability to attract and retain qualified personnel; the Company is highly dependent on the services of the Company’s Chairman of the Board and Chief Executive Officer, Ryan Cohen; potential damage to the Company’s reputation or customers' perception of the Company; the Company's ability, or the ability of the third parties with whom we work, to maintain the security of our information technology systems or data (including customer, associate or Company information); the Company's compliance with stringent and evolving laws and other obligations related to data privacy and security; occurrence of weather events, natural disasters, public health crises and other unexpected events; risks associated with inventory shrinkage; potential failure or inadequacy of the Company's computerized systems; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, fulfillment centers and consumers and changes in the terms the Company has with such service providers; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned products; the Company’s ability to renew or enter into new leases on favorable terms; unfavorable changes in the Company’s global tax rate; legislative actions; the Company’s ability to comply with federal, state, local and international laws and regulations and statutes; changes to tariff and import/export regulations; potential litigation and other legal proceedings; the value of the Company's investment holdings; concentration of the Company's investment portfolio into one or fewer holdings; the recognition of losses in a particular investment even if the Company has not sold the investment; the execution and timing of share repurchases, if any, under the share repurchase authorization; volatility in the Company’s stock price, including volatility due to potential short squeezes; continued high degrees of media coverage by third parties; the availability and future sales of substantial amounts of the Company’s Class A common stock; the issuance of common stock upon the exercise of the warrants declared as part of the October 7, 2025 distribution to the holders of record of the Company's Class A common stock and holders of the Convertible Notes, in the form of warrants to purchase shares of common stock (the “Warrants”), may depress our stock price; future issuance of additional warrants may adversely affect the market price of the Warrants and the market price of the Company’s common stock; the Warrants do not automatically exercise, and any Warrant that is not exercised prior to their expiration date will lose all financial value; fluctuations in the Company’s results of operations from quarter to quarter; the Company’s ability to generate sufficient cash flow to fund its operations; the $1.5 billion 0.00% Convertible Senior Notes due 2030 (the “Convertible 2030 Notes") and $2.7 billion 0.00% Convertible Senior Notes due 2032 (the "Convertible 2032 Notes" and, collectively with the Convertible 2030 Notes, the "Convertible Notes") are the Company’s obligations only, and substantially all of our operations are conducted through, and a portion of our consolidated assets are held by, our subsidiaries; servicing the Convertible Notes requires a significant amount of cash, and the Company may not have sufficient cash flow from our business to make such payments, and we may incur additional indebtedness in the future; the Company’s ability to incur additional debt; risks associated with the Company’s investment in marketable, nonmarketable and interest-bearing securities, including the impact of such investments on Company’s financial results; the Company's investment policy permits investments in certain cryptocurrency assets, including Bitcoin and U.S. dollar-denominated stable coins, and to the extent the Company holds Bitcoin or U.S. dollar denominated stable coins, the Company will be exposed to certain risks associated with Bitcoin or stable coins, respectively; the Company’s derivative strategy can expose it to counterparty risk; and the Company’s ability to maintain effective internal control over financial reporting. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's most recent Annual Report on Form 10-K and other filings made from time to time with the Securities and Exchange Commission and available at www.sec.gov or on the Company’s investor relations website (https://investor.gamestop.com). Forward-looking statements contained in this Press Release speak only as of the date of this Press Release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Preliminary Financial Information

We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial information in this Press Release is preliminary. These estimates are not a comprehensive statement of our financial position and results of operations. There is no assurance that the Company will achieve its forecasted results within the relevant period or otherwise. Actual results may differ materially from these estimates as a result of actual quarter-end results, the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant period and the subsequent occurrence or identification of events prior to the filing of our financial results for the relevant period with the Securities and Exchange Commission
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